UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Skystar Bio-Pharmaceutical Company
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Skystar Bio-Pharmaceutical Company

Notice of Annual Meeting and Proxy Statement

Annual Meeting to be held on October 25, 2013, at 4/F Building B Chuangye Square, No. 48 Keji Road, Gaoxin District, Xi’an, Shaanxi Province, P.R. China, at 7:45 pm, local time

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SKYSTAR BIO-PHARMACEUTICAL COMPANY

4/F Building B Chuangye Square, No. 48 Keji Road,Gaoxin District, Xi’an, Shaanxi Province, P.R. China

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 25, 2013

Dear Shareholder:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders (the “Annual Meeting”) of Skystar Bio-Pharmaceutical Company is to be held on October 25, 2013, at 7:45 pm, local time, at 4/F Building B Chuangye Square, No. 48 Keji Road, Gaoxin District, Xi’an, Shaanxi Province, China, for the following purposes:

1.	To elect directors, each to serve until the next Annual Meeting of Shareholders or until each successor is duly elected and qualified.

2.	To ratify the appointment of Crowe Horwath (HK) CPA Limited as the Company’s independent registered public accounting firm for the year ending December 31, 2013.

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement.

4.	To recommend by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers.

5.	To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

All shareholders are cordially invited to attend the Annual Meeting; however, only shareholders of record at the close of business on September 6, 2013 (“Record Date”) are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A complete list of these stockholders will be open for the examination of any shareholder of record at the principal executive offices of the Company, but will be closed at least 10 days immediately preceding the Annual Meeting. The list will also be available for the examination of any shareholder of record present at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting. We look forward to seeing you at the meeting in October.

The Board of Directors recommends that you vote FOR the proposals set forth in the proxy statement.

Sincerely,

/s/ Weibing Lu
Weibing Lu
Chairman of the Board and Chief Executive Officer

September 27, 2013

Whether or not you plan to attend the meeting in person, please complete, sign and date the enclosed proxy and return it promptly in the enclosed return envelope. No postage is required if mailed in the United States. You may also vote your shares by telephone voting which is explained in further detail on your proxy card. Shareholders who execute a proxy card may nevertheless attend the meeting, revoke their proxy and vote their shares in person.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD IN OCTOBER 2013

The Proxy Statement and our Annual Report on Form 10-K Report to Stockholders are available at www.proxyvote.com.

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INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Skystar Bio-Pharmaceutical Company, a Nevada corporation, for use at the Annual Meeting of its shareholders to be held on October 25, 2013, at 7:45 pm, local time, at 4/F Building B Chuangye Square, No. 48 Keji Road, Gaoxin District, Xi’an, Shaanxi Province, China and any adjournments or postponements of the Annual Meeting. This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided, or vote by telephone as described on the proxy card. The terms “Skystar,” “Company,” “we,” or “our” refer to Skystar Bio-Pharmaceutical Company.

What are the purposes of this meeting?

The Board of Directors is seeking your affirmative vote for the following:

1.	To elect directors, each to serve until the next Annual Meeting of Shareholders or until each successor is duly elected and qualified.

2.	To ratify the appointment of Crowe Horwath (HK) CPA Limited as the Company’s independent registered public accounting firm for the year ending December 31, 2013.

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement.

4.	To recommend by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers.

5.	To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

We did not receive any shareholder proposals for inclusion in this proxy statement by the date prescribed therefor and are not aware of any other matters to be presented for action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy card will vote at their discretion pursuant to the proxy card in accordance with their best judgment on such matters.

Who may attend the meeting?

Only shareholders, their proxy holders, and our invited guests may attend the Annual Meeting. If you plan to attend, please bring identification, and, if you hold shares in street name, you should bring your bank or broker statement showing your beneficial ownership of Skystar stock in order to be admitted to the meeting.

Who can vote?

You can vote at the Annual Meeting in all matters properly brought before the Annual Meeting if, as of the close of business on the record date, September 6, 2013, you were a holder of record of the Company’s common stock. On the record date, there were 7,604,800 shares of our common stock issued and outstanding.

How many votes do I have?

Each share of common stock is entitled to one vote on each matter presented at the Annual Meeting.

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Why would the Annual Meeting be postponed or adjourned?

The Annual Meeting will be postponed if a quorum is not present on the date of the Annual Meeting. At any meeting of shareholders, a majority in interest of all shares issued and outstanding represented by shareholders of record in person or by proxy will consitute a quorum. If a quorum is not present, the meeting may be adjourned or postponed by those shareholders who are represented. The meeting may be rescheduled at the time of the adjournment with no further notice of the rescheduled time, except such notice provided at the meeting at which the adjournment decision was made. An adjournment will have no effect on the business to be conducted. Shares represented by proxies received but marked as abstentions or, with respect to the election of directors marked as withheld, will be included in the calculation of the number of shares considered to be present at the meeting. Shares held in a brokerage account that are voted by the broker or other nominee on some but not all matters will be treated as shares present for purposes of determining the presence of a quorum. However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under current rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting on the election of directors. We encourage you to provide instructions to your bank, broker or nominee by carefully following the instructions provided. This will ensure that your shares are voted at the Annual Meeting as you direct.

How do I vote by proxy?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person. You can vote your proxy on the Internet as instructed in the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form. The Internet procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

•	FOR the election of the director nominees

•	FOR the auditor ratification

•	FOR the approval, on an advisory basis, the compensation of the Company's named executive officers as disclosed in this proxy statement.

•	FOR the recommendation by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of the Company's named executive officers.

•	FOR the transaction of any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

If any other matters are presented, your proxy will vote in accordance with his best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

How do I vote in person?

If you plan to attend and vote in person at the Annual Meeting or at a later date if the meeting is adjourned or postponed, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

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What is the difference between a stockholder of record and a stockholder who holds stock in street name?

If your shares are registered in your name, you are a stockholder of record with respect to those shares. If your shares are registered in the name of your broker or bank, your shares are held in street name and you are considered the “beneficial owner” of the shares. As the beneficial owner of those shares, you have the right to direct your broker or bank how to vote your shares, and you will receive separate instructions from your broker or bank describing how to vote your shares.

May I revoke my proxy?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.

2.	You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.

3.	You may vote in person at the Annual Meeting.

What vote is required to take action?

Proposal 1 (Election of Directors) - The director nominees who receive the most votes will be elected.

Proposal 2 (Ratification of Auditors) - This equires the affirmative vote of a majority of the votes cast, excluding abstentions.

Proposal 3 (Approval of the advisory vote approving the compensation of our named executive officers) - The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Proposal 4 (Recommendation by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of our named executive officers) - You may vote every “1 year”, “2 years” or “3 years” for the frequency of the advisory vote on executive compensation, or you may “abstain” from voting. Because stockholders are given the option to vote on a number of choices, no voting standard is applicable to this advisory vote and it is possible that no single choice will receive a majority vote. Moreover, because this vote is non-binding, the Board may determine the frequency of future advisory votes on executive compensation in its discretion.

An abstention with respect to these proposals will be counted for the purposes of determining the number of shares entitled to vote that are present in person or by proxy. Accordingly, an abstention will have the effect of a negative vote. If a broker indicates on the proxy that it does not have discretionary authority to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to the matter. Shares that are entitled to be voted by a shareholder who is present, in person or by proxy, at the annual meeting but who abstains from voting or withholds a vote, will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. “Broker non-votes” are also treated as shares that are present for purposes of determining the presence of a quorum. A broker non-vote occurs when a broker is present at the meeting or returns a proxy but does not have discretionary voting power to vote on a specific matter (such as non-routine proposals) and has not received timely voting instructions from the beneficial owner with respect to such matter. Many brokers are subject to rules which prohibit them from “discretionary” voting on certain proposals unless they receive specific instruction from the beneficial owner to vote on such matters. Such rules prohibit the brokers to vote with respect to proposals related to director elections, absent such instruction.

Who is making this solicitation?

We are soliciting your vote through the use of the mail and will bear the cost of this solicitation. We will not employ third party solicitors, but our directors, officers, employees, and consultants may solicit proxies by mail, telephone, personal contact, or through online methods. We will reimburse their expenses for doing this. We will also reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of our stock. Other proxy solicitation expenses include those for preparation, mailing, returning, and tabulating the proxies.

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Are there any dissenters’ rights of appraisal?

The Board is not proposing any action for which the laws of the State of Nevada, our Articles of Incorporation or our Bylaws, as amended from time to time, provide a right of a shareholder to obtain appraisal of or payment for such shareholder’s shares.

Where are the principal executive offices of Skystar?

Our principal executive offices are located in 4/F Building B Chuangye Square, No. 48 Keji Road, Gaoxin District, Xi’an, Shaanxi Province, P.R. China and our telephone number is (8629) 8819-3188.

How can I obtain additional information about Skystar?

Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 as filed with the Securities and Exchange Commission are being sent to all shareholders along with this proxy statement. Additional copies will be furnished without charge to shareholders upon written request. Exhibits to the Annual Report will be provided upon written request. All written requests should be directed to: Skystar, c/o Chief Financial Officer, 4/F Building B Chuangye Square, No. 48 Keji Road, Gaoxin District, Xi’an, Shaanxi Province, P.R. China. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including Skystar, that file electronically with the SEC. The SEC’s website address is http://www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549; and at the SEC’s regional offices at 233 Broadway, New York, NY 10279 and Citicorp Center, 500 West Madison Street, Room 1400, Chicago, IL 60661. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, DC 20549.

YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO COMPLETE AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR SHARES ARE REPRESENTED AND VOTED. THIS BENEFITS THE COMPANY BY REDUCING THE EXPENSES OF ADDITIONAL PROXY SOLICITATION.

Security Ownership of Certain Beneficial Owners and Management

Set forth below is information regarding the beneficial ownership of our common stock, as of the record date, by:

•	each person known to us that beneficially owns more than 5% of our outstanding shares of common stock;
•	each of our directors;
•	each of our named executive officers; and
•	all of our current directors and executive officers as a group.

We believe that, except as otherwise noted below, each named beneficial owner has sole voting and investment power with respect to the shares listed. Unless otherwise indicated herein, beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting or investment power with respect to shares beneficially owned. Shares of common stock underlying options or warrants currently exercisable or exercisable on or within 60 days of the date of this proxy statement are deemed outstanding for computing the percentage ownership of the person holding the options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes, the address for each principal shareholder is in the care of Skystar, 4/F Building B Chuangye Square, No. 48 Keji Road, Gaoxin District, Xi’an, Shaanxi Province, P.R. China.

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Name and Address of Beneficial Owners	Amount of Beneficial Ownership	% of Class (1)
Weibing Lu, Director and Chief Executive Officer (2)	1,172,459	15.4%
Wei Wen, Director (3)	83,544	1.1%
Bing Mei, Chief Financial Officer (4)	18,000	*
R. Scott Cramer, Director (5)	262,266	3.4%
Qiang Fan, Director (6)	10,000	*
Chengtun Qu, Director (7)	—	—
Mark D. Chen, Director (8)	26,668	*
Weirong Shen , Director (9)	1,900	*
Upform Group Limited (2)	1,172,459	15.4%
All officers and directors as a group (8 total)	1,574,837	20.7%

*	Less than 1%.
(1)	Unless otherwise noted, the number and percentage of outstanding shares of our common stock is based upon 7,604,800 shares outstanding as of record date.
(2)	Weibing Lu and Xinya Zhang are directors of Upform Group Limited. Mr. Lu is the majority stockholder and Chairman of the Board of Directors of Upform Group, and indirectly owns the shares held by Upform Group through his majority ownership. Thus, the number of shares reported herein as beneficially owned by Mr. Lu includes the shares held by Upform Group. Similarly, because Xinya Zhang is a director of Upform Group, he may be deemed to have or share investment control over Upform Group’s portfolio, and the number of shares reported herein as beneficially owned by Mr. Zhang also include the shares held by Upform Group. Upform Group’s address is Sea Meadow House, Blackburne Highway, P.O. Box 116, Road Town, Tortola, British Virgin Islands.
(3)	The number of shares reported herein as beneficially owned by Wei Wen are held by Clever Mind International Limited, which address is Sea Meadow House, Blackburne Highway, P.O. Box 116, Road Town, Tortola, British Virgin Islands. Mr. Wen is Chairman of the Board of Directors of Clever Mind and owns approximately 2.3% of the issued and outstanding shares of Clever Mind. As Mr. Wen is a director of Clever Mind, he may be deemed to have or share investment control over Clever Mind’s portfolio.
(4)	Appointed on July 29, 2011 as the Company’s Chief Financial Officer.
(5)	This number includes 260,098 shares held by the Cramer Family Trust, of which Mr. Cramer is the sole trustee and sole primary beneficiary. This shareholder’s address is 800 N. Maitland Ave., Suite 204, Maitland FL 32751.
(6)	This shareholder’s address is 9176 West Laguna Way, Elk Grove, CA 95758.
(7)	This shareholder’s address is No. 18 Dian Zi 2nd Road, School of Chemistry & Chemical Engineering, Xi'an Shiyou University, Xi'an, Shaanxi Province, People’s Republic of China.
(8)	This shareholder’s address is 10-64 #9 Jianguomenwai Avenue, Beijing, China 100600.
(9)	This shareholder’s address is No. 229 North Tai Bai Road, School of Economics and Management, Northwest University, Xi'an, Shaanxi Province, People’s Republic of China.

Section 16(a) Beneficial Ownership Compliance during 2012

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of a registered class of our equity securities within specified time periods to file certain reports of ownership and changes in ownership with the SEC. Based solely upon a review of Forms 3 and Forms 4 furnished to the Company pursuant to Rule 16a-3 under this Exchange Act during the Company’s most recent fiscal year, and Forms 5 with respect to the most recent fiscal year, the Company believes that, except for Forms 3 and 4 for Weirong Shen filed on May 17, 2012, respectively, Form 4 for Qiang Fan filed on May 17, 2012, and Form 3 for Scott Cramer filed on June 18, 2012, which were inadvertently filed late, all such forms required to be filed pursuant to Section 16(a) were timely filed as necessary by the executive officers, directors and security holders required to file same during the fiscal year ended December 31, 2012.

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PROPOSAL 1

To elect directors, each to serve until the next Annual Meeting of shareholders or until each successor is duly elected and qualified

Our Board currently consists of seven directors: Weibing Lu, Wei Wen, Mark D. Chen, Scott Cramer, Fan Qiang, Chengtun Qu and Weirong Shen. Having reviewed all relevant information, backgrounds, contributions to the Board and its standing committees, among other things, the Board nominated all of the foregoing individuals to be re-elected to the Board at the Annual Meeting (collectively, “Director Nominees”). In case any of the nominees becomes unavailable for election to the Board the persons named as proxies will have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment. The Board nominees, if elected, will serve until the next annual meeting of shareholders or until each successor is duly elected and qualified. All nominees have consented to being named herein and have indicated their intention to serve as our directors, if elected. Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named director nominees. If a nominee becomes unable or unwilling to accept nomination or election, the Board may either select a substitute nominee or reduce the size of the Board. Alternatively, if the Board does not select a substitute nominee, the proxies may vote only for the remaining nominees, leaving a vacancy that may be filled at a later date by the Board. The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. Biographical information with respect to the current Board members who are also the Director Nominees, including such members’ particular qualifications and skills that led the Board to conclude that each such member should continue to serve as a Board member, is provided in the Directors and Executive Officers of Skystar section of this proxy statement appearing on page 10.

Vote Required and Board recommendation

The Director Nominees who receive the most votes will be elected. The Board recommends a vote FOR the Director Nominees named above.

Directors and Executive Officers of Skystar

The following table sets forth the names and ages of our directors and executive officers as of August 30, 2013:

Name	Age	Position(s) with the Company

Weibing Lu	50	Chairman of the Board of Directors and Chief Executive Officer
Wei Wen	45	Secretary, Director
Mark D. Chen	45	Director (1)(2)(3)
R. Scott Cramer	49	Director
Qiang Fan	57	Director (1)(3)
Chengtun Qu	47	Director
Weirong Shen	47	Director (1)(3)
Bing Mei	49	Chief Financial Officer (4)

(1)	Member of the Audit Committee.
(2)	Audit Committee financial expert.
(3)	Member of the Compensation Committee.
(4)	Appointed in July 2011 following Michael Lan’s resignation as the Company’s Chief Financial Officer.

Board of Directors

Our Board oversees our business affairs and monitors the performance of our management. Each director and executive officer holds office until his successor is duly elected and qualified, his resignation or he is removed in the manner provided by our Bylaws. All officers are appointed and serve at the discretion of the Board. Our bylaws provide that our directors will hold office until the Annual Meeting of shareholders or until their successors have been elected and qualified. Our Board is responsible for the business and affairs of our Company and considers various matters that require its approval.

Our Board is subject to the independence requirements of the Nasdaq Stock Market (“Nasdaq”). Pursuant to the requirements, the Board undertakes an annual review of director independence. During this review, the Board considers transactions and relationships between each director or any member of his immediate family and Skystar and its affiliates, including those transaction that are contemplated under Item 404(a) of Regulation S-K. The purpose of this review is to determine whether any such relationships or transactions exist that are inconsistent with a determination that the director is independent. Our Board has determined that Mark D. Chen, Qiang Fan and Weirogn Shen who comprise a majority of our directors and all current members of the Audit Committee and the Compensation Committee are “independent” under the standards provided by the Nasdaq and that the members of the Audit Committee are also “independent” for purposes of Section 10A-3 of the Exchange Act. The Board based these determinations primarily on a review of the responses of the directors and executive officers to questions regarding employment and transaction history, affiliations and family and other relationships and on discussions with the directors. None of our directors engages in any transaction, relationship, or arrangement contemplated under Item 404(a) of Regulation S-K.

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Biographical information with respect to the Company’s current executive officers and directors is provided below.

Weibing Lu. Mr. Weibing Lu received his Bachelor’s degree in science from Wuhan University of Mapping Science and Technology (now known as Wuhan University) in 1985. In 1986, he was a teacher of College of Xian Geology. Mr. Lu attended Xian Jiaotong University in 1999 where he received a Master’s degree in Business Administration in 2002. Mr. Lu has vast experience in the biotechnology field and in enterprise management. In 1992, he founded the Xian Xingji Electronic Engineering Company and served as its Chairman and President until 1997. In 2002, he was awarded as the title of “Outstanding Enterpriser of Xian Feed Industry” and appointed as a director of Xian Institute of Feed Industry. In July 1997, he founded Xian Tianxing Science and Technology Development Co., Ltd. In December 2003, Xian Tianxing Science and Technology Development Co., Ltd., was reorganized and became Xian Tianxing Bio-Pharmaceutical Co., Ltd. Since December 2003, Mr. Lu has served as Chairman of the Board and General Manager of Xian Tianxing Bio-Pharmaceutical Co., Ltd. Weibing Lu’s substantial experience in the pharmaceutical industry and his day to day leadership as Chief Executive Officer of our Company provides him with intimate knowledge of our business and operations.

Wei Wen. Mr. Wei Wen graduated from Xian University of Science and Industry (also known as Xian University of Technology) in 1989. From 1990 to 1994, Mr. Wen was the manager of Sales Department of Xian Zhongtian Science and Technology Development Co., Ltd. From 1994 to 1997, Mr. Wen served as Vice General Manager and Manager of Sales Department of Xian Xingji Electronic Engineering Company. In 1997, Mr. Wen was appointed as the Vice General Manager of Xian Tianxing Science and Technology Development Co., Ltd. which he served until December 2003. After the reorganization of the company in December 2003, Mr. Wen was appointed and continues to serve as Vice General Manager and a Director of Xian Tianxing Bio-Pharmaceutical Co., Ltd. (including as secretary of the Board of Directors). Wei Wen’s strong technology and organizational background provides an important addition to the Company’s Board and the Company’s operations, in general.

Mark D. Chen, serves as one of our independent non-executive directors and also chairman of the Audit Committee.   Mr. Chen is actively managing investments and transactions related to cross border transactions and in multiple global capital markets.   He has been actively involved in formation and management of Pantheon China Acquisition Corp. since 2006 and currently serves on the board of director of its successor.   Mr. Chen has been a founding general partner of Easton Capital Investment Group and its various affiliated funds, a New York based private equity investment firm, and has served in various positions, including managing director and, and currently a venture partner, a position he has held since 2005.   Mr. Chen received a B.S. from the Shanghai Jiao Tong University in Shanghai, China, an M.S. from Pennsylvania State University and an M.B.A. from the Columbia Business School at Columbia University.

Bing Mei. Prior to his appointment as the Chief Financial Officer of the Company, from January 2006 through July 2011, Mr. Mei served as Chief Financial Officer of Avineon, Inc., a global technology company specializing in information technology, geospatial, and engineering services for the government and commercial industries. Prior to Avineon, Mr. Mei served as Controller of Arrowhead Global Solutions, Inc. (now Harris CapRock Communications), a global provider of satellite communications to remote and harsh environments. Previously, Mr. Mei served as Controllers of PICS, Inc. and Thompson Hospitality Corporation, a member of the Compass Group family of companies. Mr. Mei holds an MBA from The Fuqua School of Business at Duke University where he graduated with distinction as a Fuqua Scholar. Mr. Mei is a Certified Public Accountant in the State of Maryland, a Certified Management Accountant, a Chartered Global Management Accountant, and a Certified Valuation Analyst. While employed as the registrant’s CFO, Mr. Mei may continue to devote his business time to operating Bing Mei, CPA.

R. Scott Cramer. Mr. R. Scott Cramer was previously the Chairman from November 2001 to November 2005, Chief Executive Officer from March 2002 to November 2005, and Chief Financial Officer from April 2003 to November 2005, of The Cyber Group Network Corporation. He is currently a member of our Board of Directors. Mr. Cramer is the founder and President of Cramer & Rauchegger, Inc., a firm specializing in retirement management, estate planning and wealth management. He has been a Registered Investment Advisor since August 2001, a Securities Selling Representative since May 1999, and a General Securities Representative (Registered Representative) since July 2002. Mr. Cramer is a graduate of Seminole State College. He received certification as a Chartered Retirement Planning Counselor from the College of Financial Planning in 2001, as a Certified Estate Planning Professional from the Abts Institute for Estate Preservation in 2001, and as a Certified Senior Advisor from the Society of Senior Advisors in 2002. Mr. Cramer’s extensive financial, corporate finance and capital markets experience and background provide valuable additions to the Company’s Board.

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Qiang Fan. Mr. Qiang Fan also serves as chairman of the compensation committee and member of the audit committee. Mr. Fan is the President and Founder of MIC Consulting Group, U.S.A., which he established in 1992 to provide operational and financial related problem solving services to privately owned companies. Since 2007, Mr. Fan is the exclusive representative of North America operation for China Venture Capital Research Institute, and the head analyst at Power Partner Institute focusing on IT trends since 2001. From 2006 to 2007, Mr. Fan was a Vice-president of Operation at Kantan Inc., a privately-held boutique technology company focused on wireless solutions for device manufacturers. From 2005 to 2006, he was a Vice-president at Third Wave Ventures, which provides corporate venturing-related advisory, consulting and management services. From 1998 to 2000, Mr. Fan was the exclusive representative in China for PowerQuest, a Utah based international software company that focused on computer data storage management, as well as for ChipCoolers, a U.S. CPU cooler manufacturer. Mr. Fan received his B.A. degree from the Business School of California State University at San Francisco. Qiang Fan provides ongoing expertise and insights in the areas of corporate organization, marketing and consulting.

Chengtun Qu. Since March 2003, Dr. Chengtun Qu has been the Vice Dean of the College of Chemistry and Chemical Engineering at Xi’an Shi You University, where he also teaches and heads the environmental engineering department. Dr. Qu is a board member of both the Shaanxi Province Environmental Protection Association and the Shaanxi Province Chemical Engineering Association. As a principal researcher, Dr. Qu has participated in various projects at both national and provincial levels, including ones sponsored by the Chinese Ministry of Science and Technology, and is the recipient of numerous accolades from the Shaanxi provincial government in recognition of his contributions. Dr. Qu has three patents issued by the Chinese State Intellectual Property Office. He has also been extensively published in various scientific journals both in China and abroad. Dr. Qu has a B.S. degree in chemistry from Northwest University in Xi’an, a master’s degree in applied chemistry from Southwest Petroleum University in July 1993 and a doctorate degree in biochemistry from Xi’an Jiaotong University in July 2006. Chengtun Qu’s technical expertise and background constitute valuable additions to the Board of the Company.

Weirong Shen. Mr. Weirong Shen currently serves as Deputy Director of Shaanxi Province Institute of Microbiology and Director of Microorganism Resources Research Center, Vice Chairman of Shaanxi Province Biochemistry and Molecular Biology Institute, Vice Chairman of Shaanxi Province Food Technology Institute, Deputy Director of Professional Committee of Shaanxi Province Bio-Chemical, Executive Director of Shaanxi Province Society for Microbiology Research Federation, Adjudicator of Food Safety Standards for Shaanxi Province Department of Health, and Member of Committee of Experts for Xi'an Quality Inspection Department. Mr. Shen also serves as Chairman of the Board for Shaanxi Boao Pharmaceutical Co., Ltd. since 2010. Previously, he served as Board Director of Xi’an Strong Biological Engineering Company. Mr. Shen has nearly thirty years of distinguished career in research and development of resources of microbial strains, fermentation engineering, food, feed additives, and genetically engineered drugs and received numerous science and technology awards throughout his career. He led more than thirty major R&D projects in Shaanxi Province and oversaw the design and technology transfer for a number of fermentation of calcium lactate, lactate health beverage, and microecological feed additives production lines. Mr. Shen is a graduate of Northwest University Department of Microbiology. The Company believes that Mr. Shen will bring his substantial academic, R&D and scientific expertise to the Board to enhance the Company’s skill set in those areas.

There are no material proceedings to which any director, executive officer or affiliate of the Company, any owner of record or beneficial owner of more than five percent of any class of voting securities of the Company, or any associate of any such director, executive officer, affiliate or security holder is a party adverse to the Company or has a material interest adverse to the Company. There are no family relationships between any of the Company’s executive officers or directors and there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director. There were no material changes to the procedures by which shareholders may recommend nominees to the Board since the Company’s last disclosure of such policies.

To the best of our knowledge, none of the following events have occurred during the past ten years that are material to an evaluation of the ability or integrity of any director, director nominee or executive officer of the Company:

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•	any bankruptcy petition filed by or against, or any appointment of a receiver, fiscal agent or similar Officer for, the business or property of such person, or any partnership in which such person was a general partner or any corporation of which such person was an executive officer either, in each case, at the time of the filing for bankruptcy or within two years prior to that time;
•	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining such person from, or otherwise limiting, the following activities:

(i)           acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, Director or employee of any investment company, bank, savings and loan association or insurance company; or

(ii)           engaging in or continuing any conduct or practice in connection with such activity;

(iii)          engaging in any type of business practice; or engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws.

•	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to act as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, Director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;
•	being found by a court of competent jurisdiction in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or federal commodities law, and the judgment in such civil action or finding by the SEC or the Commodity Futures Trading Commission has not been subsequently reversed, suspended, or vacated;
•	being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial instructions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
•	being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a) (26) of the Exchange Act), any registered entity (as defined in Section 1(a) (29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or person associated with a member.

Other than the proceedings described below, we are not involved in any material legal proceedings, and we are not aware of any material legal proceedings pending or threatened against us. We are also not aware of any material legal proceedings involving any of our directors, officers, or affiliates or any owner of record or beneficially of more than 5% of any class of our voting securities.

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From time to time, the Company is involved in legal matters arising in the ordinary course of business. Except as set forth below our management is currently not aware of any legal matters or pending litigation that would have a significant effect on the Company’s results of operation of financial statements.

In May 2007, Andrew Chien filed suit against the Company, R. Scott Cramer, Steve Lowe, David Wassung and Weibing Lu in United States District Court for the District of Connecticut, alleging causes of action for violation of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. On July 17, 2008, in a decision that is now published, the court granted defendants’ motion to dismiss and subsequently dismissed the lawsuit, entering judgment on behalf of the defendants. Chien appealed the dismissal. Defendants filed a post judgment motion for sanctions against Chien. On February 5, 2009, the court found the action filed by Chien to have been frivolous, and to have constituted a “substantial” violation of Rule 11, and imposed monetary sanctions on both Chien and his former attorney. Chien appealed the award of sanctions. All appeals, including the one referenced below concerning Chien’s second lawsuit, were subsequently consolidated. The Court of Appeals issued a Mandate upholding the decision granting defendant’s motion to dismiss and found that the District Court did not “abuse its discretion” in issuing sanctions against Chien in light of the circumstances and facts on record. This Mandate was entered on or about November 8, 2010.

Andrew Chien, proceeding pro se (i.e., he represented himself without an attorney), filed his second lawsuit against the Company, R. Scott Cramer, Steve Lowe, David Wassung and Weibing Lu in Connecticut Superior Court (which was removed to U.S. District Court) alleging causes of action similar to those alleged in his federal complaint described above as well as state law causes of action. The court held that all claims asserted against the defendants were barred and failed to state a claim on a multiplicity of grounds, including on the basis of res judicata. Defendants filed a second Motion for Sanctions under Rule 11 and the PSLRA, which was granted. Chien appealed the dismissal. The Court of Appeals for the Second Circuit consolidated all of Chien’s appeals from both of his lawsuits. On November 8, 2010, the Court of Appeals affirmed the dismissals and the awards of sanctions. On January 22, 2011, Chien filed a petition with the Supreme Court of the United States, appealing the lower court’s ruling. The Supreme Court denied review of the petition.

Andrew Chien, again proceeding pro se, commenced his third lawsuit against the Company, Scott Cramer, Steve Lowe, David Wassung, Weibing Lu (and also Weinberg & Company, P.A., Moore Stephens Wirth Frazer & Torbet, LLP, Frazer Frost, LLP, Crowe Horwath LLP, Richardson & Patel LLP, Kevin K. Leung, Harvey Kesner, and Jody M. Borrelli) alleging the same facts and circumstances as set forth in the above two matters, although adding the aforementioned accountants and lawyers as defendants to the claims. The matter commenced on August 8, 2011, and shortly thereafter was removed to U.S. District Court. On October 5, 2011, the court dismissed the entire action as to all defendants. As in the two previous lawsuits, sanctions were issued against Chien. Moreover, the District Court issued an order prohibiting Chien from filing any more lawsuits against the defedentants without prior approval from the court. Chien appealed the Court’s ruling to the United States Court of Appeals for the Second Circuit, where all defendants have filed motions to dismiss.

The United States Court of Appeals for the Second Circuit recently affirmed the judgments and orders of the United States District Court and dismissed all of Mr. Chien’s pending appeals.

Although the Second Circuit declined to issue sanctions against Chien, it expressly warned Chien “that the continued filing of duplicative, vexatious, or frivolous appeals regarding issues already resolved by this Court may result in the imposition of sanctions, including a leave-to-file sanction requiring Chien to obtain permission from this Court prior to filing further submissions in this Court.” Mr. Chien has filed a petition for writs of certiorari with the Supreme Court of the United States. The Supreme Court has not yet acted on Chien’s petitions.

Other than the above described legal proceedings, the Company is not aware of any other legal matters in which any director, officer, or any owner of record or beneficial owner of more than five percent of any class of voting securities of the Company, or any affiliate of any such director, officer, affiliate of the Company, or security holder, is a party adverse to the Company or has a material adverse interest to the Company. No provision has been made in the Company’s consolidated financial statements for the above contingencies.

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Code of Ethics

Our Board has adopted a Code of Ethics within the meaning of Item 406 of Regulation S-K that applies to all of our officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code codifies the business and ethical principles that govern our business. The Code is designed to deter wrongdoing and to promote: (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us; (iii) compliance with applicable governmental laws, rules and regulations; (iv) the prompt internal reporting of violations of the ethics code to an appropriate person or persons identified in the code; and (v) accountability for adherence to the Code. A copy of this Code is available at the Company’s website at http://www.skystarbio-pharmaceutical.com and is available at no charge by contacting the Company at its headquarters as listed on the cover page of this report. Information appearing on our website is not part of this proxy statement. We will provide to any person, without charge and upon request, a copy of the code of ethics. Any such request must be made in writing to the Company, Attn: Corporate Secretary, 4/F Building B, Chuangye Square, No. 48 Keji Road, Gaoxin District, Xi’an, Shaanxi Province, P.R. China.

Membership, Meetings and Attendance

Our Board oversees our business affairs and monitors the performance of our management. Each director and executive officer holds office until his successor is duly elected and qualified, his resignation or he is removed in the manner provided by our Bylaws. All officers are appointed and serve at the discretion of the Board. All of our officers devote their full-time attention to our business. Under the term of his employment agreement with the Company, our CFO, Bing Mei, is permitted to continue to devote some of his time to operating Bing Mei, CPA, as discussed below.

There are two committees of the Board - the Audit Committee and the Compensation Committee. The Board created the two committees and adopted charters, as amended to date, for these committees on July 14, 2008. Committee assignments are re-evaluated annually.

During the fiscal year ended December 31, 2012, members of the Board discussed various business matters informally on numerous occasions. In addition, the Board held informal meetings and acted at least four times by a unanimous written consent in lieu of meeting. Also during fiscal year 2012, our Audit Committee formally met four times; our Compensation Committee did not hold any formal meetings. Each of our directors attended greater than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served, except that, following his appointment to the Audit Committee, Weirong Shen did not attend any meetings of the Audit Committee in 2012.

The membership and responsibilities of our current committees are summarized below. Additional information regarding the responsibilities of each committee is found in, and is governed by, our Bylaws, as amended, each committee’s Charter, where applicable, specific directions of the Board, and certain mandated regulatory requirements. The Charters of the standing committees of the Board as well as the Code of Conduct and Ethics are available at our website at http://www.skystarbio-pharmaceutical.com. The information on our website is not a part of this proxy statement. The information is also available in print to any shareholder who requests it.

Below are the current committee memberships and other information about the Board committees. The membership of each of the standing committees of the Board is comprised solely of independent directors, as described below.

Name	Board of Directors	Audit Committee	Compensation Committee

Weibing Lu	**
Wei Wen	*
Mark D. Chen (1)	*	**	*
R. Scott Cramer	*
Qiang Fan	*	*	**
Chengtun Qu	*
Weirong Shen	*	*	*

*	Designates membership.
**	Designates chairmanship.

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(1)	Audit Committee financial expert.

Nominating Procedures

Pursuant to the nominating procedures adopted by our Board, our independent directors identify and evaluate candidates for election to the Board. The independent directors select director-candidates who, in their view and based on all available information and relevant considerations, are most suited for membership on the Board.

Our independent directors first determine the incumbent directors whose terms expire at the upcoming meeting and who wish to continue their service on the Board. The independent directors evaluate the qualifications and performance of the incumbent directors who desire to continue their service. In particular, as to each such incumbent director, the independent directors (i) consider if the director continues to satisfy the minimum qualifications for director candidates adopted by the independent directors; (ii) review the performance of the director during the preceding term; and (iii) determine whether there exists any special, countervailing considerations against re-nomination of the director. If the independent directors determine that an incumbent director consenting to re-nomination continues to be qualified and has satisfactorily performed his or her duties as director during the preceding term (and in the event such incumbent director is an independent director, such determination shall be made by the remaining independent directors), and there exist no reasons, including considerations relating to the composition and functional needs of the Board as a whole, why in the independent directors’ view the incumbent should not be re-nominated, the independent directors, absent special circumstances, propose the incumbent director for re-election. The independent directors identify and evaluate new candidates for election to the Board where there is no qualified and available incumbent, including for the purpose of filling vacancies arising by reason of the resignation, retirement, removal, death, or disability of an incumbent director or a decision of the directors to expand the size of the Board. Then, our independent directors solicit recommendations for nominees from persons that they believe are likely to be familiar with qualified candidates. These persons may include members of the Board, including the independent directors, and management of the Company. The independent directors may also determine to engage a professional search firm to assist in identifying qualified candidates; where such a search firm is engaged, the independent directors shall set its fees and scope of engagement. As to each recommended candidate that the independent directors believe merits consideration, the independent directors:

(i)	cause to be assembled information concerning the background and qualifications of the candidate, including information concerning the candidate required to be disclosed in the Company’s proxy statement under the rules of the SEC and any relationship between the candidate and the person or persons recommending the candidate;
(ii)	determine if the candidate satisfies the minimum qualifications required by the independent directors of candidates for election as director;
(iii)	determine if the candidate possesses any of the specific qualities or skills that as determined by the independent directors must be possessed by one or more members of the Board;
(iv)	consider the contribution that the candidate can be expected to make to the overall functioning of the Board; and
(v)	consider the extent to which the membership of the candidate on the Board will promote diversity among the directors.

The independent directors may, in their discretion, solicit the views of our chief executive officer, other members of the Company’s senior management, and other members of the Board regarding the qualifications and suitability of candidates to be nominated as directors. In their discretion, the independent directors may designate one or more of them (or all of them) to interview any proposed candidate.

In making their selection, the independent directors will consider director candidates recommended by shareholders. In addition to the criteria for evaluation of other candidates to the Board (as listed above), the independent directors may consider the size and duration of the interest of the recommending shareholder or shareholder group in the equity of the Company. The independent directors may also consider the extent to which the recommending shareholder intends to continue holding its interest in the Company, including, in the case of nominees recommended for election at an annual meeting of shareholders, whether the recommending shareholder intends to continue holding its interest at least through the time of such annual meeting.

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Any shareholder filing a written notice of nomination for director must describe various matters regarding the nominee and the shareholder, including such information as name, address, occupation, and shares held. For further details on submitting shareholder proposals for director candidates, see “Shareholder Proposals” below.

Shareholder Communications with Non-Management Members of the Board

Our Board has not adopted a formal process for shareholders to send communications to the independent members of the Board. Shareholders may, however, communicate with the non-management members of the Board by sending correspondence addressed to a non-management member to Skystar Bio-Pharmaceutical Company, 4/F Building B Chuangye Square, No. 48 Keji Road, Gaoxin District, Xi’an, Shaanxi Province, People’s Republic of China.

Board Member Attendance at Annual Meetings

All current Board members and all nominees for election to our Board are required to attend our Annual Meeting, either in person or by teleconference, provided, however, that attendance shall not be required if personal circumstances affecting the Board member or director nominee make his or her attendance impracticable or inappropriate. Each of our directors either attended our last annual meeting in person or via teleconference. All of our directors are expected to attend the 2013 Annual Meeting, either in person or by teleconference.

Board Leadership Structure and Role in Risk Oversight

The Board has risk oversight responsibility for Skystar and administers this responsibility directly. The Board oversees our risk management process through regular discussions of the Company’s risks with senior management both during and outside of regularly scheduled Board meetings. In addition, the Board administers our risk management process with respect to risks relating to our accounting and financial controls. Weibing Lu serves as both our Chief Executive Officer and Chairman of the Board. Our Board has no policy with regard to the separation of the offices of Chairman of the Board and Chief Executive Officer.

Audit Committee

The Audit Committee assists the Board in the oversight of the audit of our consolidated financial statements and the quality and integrity of our accounting, auditing and financial reporting processes. The Audit Committee is responsible for making recommendations to the Board concerning the selection and engagement of independent registered public accountants and for reviewing the scope of the annual audit, audit fees, results of the audit and auditor independence. The Audit Committee also reviews and discusses with management and the Board such matters as accounting policies, internal accounting controls and procedures for preparation of financial statements. Our Board has determined that each of the members of the Audit Committee meets the criteria for independence under the standards provided by Nasdaq. All members of the Audit Committee are “independent” as defined under Rule 10A-3 under the Exchange Act. The Board has determined that Mr. Chen is an “audit committee financial expert” as defined under the Securities Act.

The Audit Committee is entrusted with:

•	reviewing whether or not management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;
•	reviewing whether or not management has established and maintained processes to ensure that an adequate system of internal controls is functioning within the Company;
•	reviewing whether or not management has established and maintained processes to ensure compliance by the Company with legal and regulatory requirements that may impact its financial reporting and disclosure obligations;
•	overseeing the selection and retention of the Company’s independent registered public accounting firm, and their qualifications and independence;
•	preparing a report of the Audit Committee for inclusion in the proxy statement for the Company’s annual meeting of shareholders;

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•	reviewing the scope and cost of the audit, the performance of the independent registered public accounting firm, and their report on the annual financial statements of the Company; and
•	performing all other duties as the Board may from time to time designate.

Compensation Committee

The duties of the Compensation Committee include establishing any director compensation plan or any executive compensation plan or other employee benefit plan which requires shareholder approval; establishing significant long-term director or executive compensation and director or executive benefits plans which do not require stockholder approval; determination of any other matter, such as severance agreements, change in control agreements, or special or supplemental executive benefits, within the Committee's authority; determining the overall compensation policy and executive salary plan; and determining the annual base salary, annual bonus, and annual and long-term equity-based or other incentives of each corporate officer, including the CEO. Although a number of aspects of the CEO’s compensation may be fixed by the terms of his employment contract, the Compensation Committee retains discretion to determine other aspects of the CEO’s compensation. The CEO reviews the performance of the executive officers of the Company (other than the CEO) and, based on that review, the CEO makes recommendations to the Compensation Committee about the compensation of executive officers (other than the CEO). The CEO does not participate in any deliberations or approvals by the compensation committee or the Board with respect to his own compensation.

The Compensation Committee makes recommendations to the Board about all compensation decisions involving the CEO and the other executive officers of the Company. The Board reviews and votes to approve all compensation decisions involving the CEO and the executive officers of the Company. The Compensation Committee and the Board will use data, showing current and historic elements of compensation, when reviewing executive officer and CEO compensation. The Committee is empowered to review all components of executive officer and director compensation for consistency with the overall policies and philosophies of the Company relating to compensation issues. The Committee may from time to time delegate duties and responsibilities to subcommittees or a Committee member.

The Committee may retain and receive advice, in its sole discretion, from compensation consultants. The Compensation Committee does not currently employ compensation consultants in determining or recommending the amount or form of executive and director compensation. None of the members of our Compensation Committee is one of our officers or employees. None of our executive officers currently serves, or during the last fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

Compensation of Directors and Executive Officers

Summary Compensation Table

The following table sets forth information concerning the compensation for the fiscal years ended December 31, 2012 and 2011, respectively, of our (i) Chief Executive Officer, (ii) Chief Financial Officer, and (iii) all other executive officers (collectively, the ‘‘named executive officers’’):

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ( $)		Option Awards ($)	Non- Equity Incentive Plan Compensation ($)	Non- qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Weibing Lu, CEO (1)	2012	$115,763	$—		$601,999	$—	$—	$—	$—	$717,762
	2011	$110,250	$—	$		$—	$—	$—	$—	$110,250
Bing Mei CFO (2)	2012	$135,000	$—		$63,740	$—	$—	$—	$—	$198,740
	2011	$45,975	$—		$—	$—	$—	$—	$—	$45,975
Michael H. Lan Former CFO (3)	2011	$85,900	$—		$—	$—	$—	$—	$—	$85,900

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(1)           The Company entered into a five-year employment agreement with Mr. Lu on May 5, 2008. Under the agreement, Mr. Lu is entitled to receive an initial annual compensation of $100,000 as our Chief Executive Officer. The agreement provides that the Company intends to increase his annual salary by 5% each year. Additionally, at the discretion of the Board’s Compensation Committee, Mr. Lu may be eligible for an annual bonus, which amount, if any, and payment will be determined by the Compensation Committee.

(2)           Mr. Mei was appointed as our CFO on July 29, 2011. On the same day, the Company entered into a one-year employment agreement with Mr. Mei. Under the agreement, Mr. Mei is entitled to receive an annual compensation of $110,000 and an aggregate 8,000 shares of common stock, 4,000 shares of which shall be issuable on the 6 month anniversary and the remainder 4,000 shares of which shall be issuable on the 12 month anniversary. On July 29, 2012, we executed an employment agreement to continue Mr. Mei’s employment as our Chief Financial Officer. The term of this engagement is one year, during which time Mr. Mei will be entitled to receive an annual salary in the amount of USD$170,000 and 8,000 shares of our common stock, payable in four equal installments of 2,000 shares per quarter.

(3)           Mr. Lan was our CFO from April 16, 2010 until July 29, 2011.

Employment Agreement with Weibing Lu, CEO

We have a five-year Employment Agreement with Mr. Lu dated May 5, 2008, with the employment term under the agreement commencing on January 1, 2009 and terminating on December 31, 2013. Under the agreement, Mr. Lu’s annual salary in 2011 ws $110,250 and in 2012 was $115,763. His agreement provides that the company intends to increase his annual salary by 5% each year. Additionally, at the discretion of the Board’s Compensation Committee, Mr. Lu may be eligible for an annual bonus, which amount, if any, and payment will be determined by the Compensation Committee. Mr. Lu is entitled to medical, disability, and life insurance, as well as 4 weeks of vacation annually and reimbursement of all reasonable or authorized business expenses. During its term, the Employment Agreement terminates upon Mr. Lu’s death, in which event we are obligated to pay Mr. Lu’s estate his base salary amount through the first anniversary of his death (or the expiration of the agreement if earlier than the anniversary date), as well as pro rata allocation of any bonus based on the days of service during the year of death, and all amounts owing to Mr. Lu at the time of termination, including for previously accrued but unpaid bonuses, expense reimbursements, and accrued but unused vacation pay.

If Mr. Lu is unable to perform his obligations under the agreement for over 180 consecutive days during any consecutive 12 month period, we may terminate the agreement by written notice to Mr. Lu delivered prior to the date that he resumes his duties. Upon receipt of such written notice, Mr. Lu may request a medical examination under which if he is certified to be incapable of performing his obligations for over 2 additional months, the agreement is terminated. We are obligated to pay Mr. Lu his base salary through the second anniversary of our notice to him of his termination, less any amount Mr. Lu may receive for such period from any Company-sponsored or Company-paid for source of insurance, disability compensation, or governmental program. We will also pay Mr. Lu pro rata allocation of any bonus based on the days of service during the year our notice is issued, and all amounts owing to Mr. Lu at the time of termination, including for previously accrued but unpaid bonuses, expense reimbursements, and accrued but unused vacation pay.

We may also terminate the agreement for cause upon notice if at any time Mr. Lu: (a) refuses in bad faith to carry out specific written directions of our board of directors; (b) intentionally takes fraudulent or dishonest action in his relations with us; (c) is convicted of a crime involving an act of significant moral turpitude; or (d) knowingly commits an act or omits to act in violation of our written policies, the agreement or any agreements that we may have with third parties and that is materially damaging to our business or reputation. Termination, however, for cause described in (a), (b), or (d) is predicated first on Mr. Lu receiving a 5-day written notice and a reasonable opportunity to present his position, then a subsequent written notice of the termination, with the termination to take effect 20 business days thereafter if Mr. Lu does not dispute the cause for the termination or fails to take corrective actions in good faith. Thereafter, if Mr. Lu takes corrective actions, he may be terminated for the same misconduct upon a 5-day written notice.

On the other hand, Mr. Lu may terminate the agreement upon written notice if: (w) there is a material adverse change in the nature of his title, duties, or obligations; (x) we materially breach the agreement; (y) we fail to make any payment to Mr. Lu (excepting any payment that is not material and that we are contesting in good faith); or (z) there is a change of control of the Company. Termination, however, for cause described in (w), (x), or (y) is predicated on our receiving a written notice from Mr. Lu specifying the cause, with the termination to take effect if we fail to take corrective action within 20 business days thereafter. If Mr. Lu terminates the agreement for any one of these reasons, or if we terminate the agreement without cause, we are obligated to pay to Mr. Lu (or in the case of his death, his estate), his base salary and any bonus, without any offset, as well as all amounts owing to Mr. Lu at the time of termination, including for previously accrued but unpaid bonuses, expense reimbursements, and accrued but unused vacation pay.

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The agreement also contains restrictive covenants: (i) preventing the use and/or disclosure of confidential information during or at any time after termination; (ii) preventing competition with the Company during his employment and for a period of 3 years after termination (including contact with or solicitation of our customers, employees, or suppliers), provided that Mr. Lu may make investments of up to 2% in the publicly-traded equity securities of any competitor of the Company; (iii) requiring Mr. Lu to refer any business opportunities to the Company during his employment and for a period of 1 year after termination. Mr. Lu, however, shall have no further obligations with respect to competition and business opportunities if his employment is terminated without cause or if he terminates his employment for cause.

We are obligated under the agreement to indemnify Mr. Lu for any claims made against him in his capacity as our Chief Executive Officer and, in connection with such obligation, we have included him under a directors’ and officers’ insurance policy that is in effect during his employment as our officer, director, or consultant.

Employment Agreement with Bing Mei, CFO

Upon his appointment as the Company’s Chief Financial Officer in July 2011, we entered into an employment agreement with Mr. Mei, dated July 29, 2011. For his services as the Company’s CFO, we agreed to compensate Mr. Mei with a base salary of $110,000 for a term of 1 year and a total 8,000 shares of common stock, 4,000 of which will be issued on the 6-month anniversary of his employment and the other 4,000 of which will be issued on the 1-year anniversary of his employment. While employed as the registrant’s CFO, Mr. Mei may continue to devote his business time to operating Bing Mei, CPA. On July 29, 2012, we executed an employment agreement to continue Mr. Mei’s employment as our Chief Financial Officer. The term of this engagement is one year, during which time Mr. Mei will be entitled to receive an annual salary in the amount of USD$170,000 and 8,000 shares of our common stock, payable in four equal installments of 2,000 shares per quarter. While employed as the registrant’s CFO, Mr. Mei may continue to devote his business time to operating Bing Mei, CPA.

On July 29, 2013, the Company renewed the Company’s employment agreement with its Chief Financial Officer, Bing Mei, for another 12 month period on the same terms and provisions as previously disclosed, with the following exception: Mr. Mei’s base salary was set at $200,000 commencing on July 29, 2013. The Board of Directors and its Compensation Committee are currently reviewing the terms and extending Mr. Mei’s employment agreement with the Company.

Outstanding Equity Awards at December 31, 2012

Except as set forth below, there were no outstanding equity awards in 2012. On July 29, 2012, the Company entered into a one-year employment agreement with Mr. Mei. Under the agreement, Mr. Mei is entitled to receive an aggregate 8,000 shares of common stock, payable in four equal installments of 2,000 shares per quarter. For the year ended December 31, 2012, there were 6,000 shares of unvested stock awards to Mr. Mei. For the year ended December 31, 2012, there were no options exercised and no stock that vested for our named executive officers. On May 4, 2012, the Board approved common stock grants in the total amount of 442,881 shares to the Company’s employees and Board members, all of which grants were made pursuant to the terms and provisions of the Plan.

Director Compensation in 2012

The following table represents Board member compensation in 2012:

	Fees Earned or Paid in Cash ($)		Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Weibing Lu		$115,763		$601,999	$—	$—	$—	$—	$717,762
Wei Wen	$			$108,360	$—	$—	$—	$—	$108,360
R. Scott Cramer		$30,000		$49,020	$—	$—	$—	$—	$79,020
Qiang Fan		$30,000		$25,800	$—	$—	$—	$—	$55,800
Weirong, Shen		$2,387		$4,902	$—	$—	$—	$—	$7,289
Chengtun Qu		$3,178	$		$—	$—	$—	$—	$3,178
Shouguo Zhao		$1,978	$		$—	$—	$—	$—	$1,978
Mark D. Chen		$14,000		$50,802	$—	$—	$—	$—	$64,802

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Agreements with and Compensation of Directors

On March 30, 2010, we entered into an agreement with R. Scott Cramer to memorialize the terms under which he has been acting as our United States representative since November 2006. Under the terms of the agreement, we agreed to compensate Mr. Cramer from January 1, 2010 through March 31, 2010 in the amount of $7,500 per year and a stock grant of 2,500 shares of our restricted common stock. On April 16, 2010, we entered into a services agreement for Mr. Cramer to continue to act in this capacity. The services agreement renewed Mr. Cramer’s term for an additional 1-year period beginning on April 1, 2010, for an annual fee of $30,000 payable in four quarterly installments of $7,500 at the end of each quarter. Additionally, Mr. Cramer is entitled to receive 10,000 restricted shares of common stock under our 2010 Incentive Stock Plan. The shares will vest in four installments of 2,500 shares at the end of each quarter with the first vesting date on June 30, 2010. The number and the original value of the shares will be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, subdivision, or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company. We have the right to repurchase all or any portion of the shares at a price equal to the original amount paid for the shares by Mr. Cramer upon the termination of the services agreement or any attempted transfer of shares in violation of the services agreement. We have also included Mr. Cramer under a directors’ and officers’ insurance policy.

Under our agreement with Qiang Fan, Mr. Fan receives annual compensation of $30,000 for his services as a member of the Board, Chairman of the Compensation Committee, and a member of the Audit Committee. Mr. Fan’s annual compensation will be paid in cash, but, at the discretion of the Board, up to $8,000 of his annual compensation may be paid in the form of shares of our common stock under our Stock Incentive Plan #2. During his term as a director, we have included Mr. Fan under a directors’ and officers’ insurance policy. In addition, we agreed to reimburse Mr. Fan for reasonable expenses incurred in connection with the performance of duties as a director of the Company, including travel expenses.

Under our agreement with Chengtun Qu, Mr. Qu receives annual compensation of RMB 20,000 or about $3,200 for his services as a member of the Board. In addition, we agreed to reimburse Mr. Qu for reasonable expenses incurred in connection with the performance of duties as a director of the Company, including travel expenses. We have also included Mr. Qu under a directors’ and officers’ insurance policy.

Under our agreement with Mark D. Chen, Mr. Chen receives annual compensation of $14,000 for his services as a member of the Board, Chairman of the Audit Committee, and a member of the Compensation Committee. Additionally, Mr. Chen has the right to receive 5,556 shares of our restricted common stock at the beginning of each term of his directorship. We have included Mr. Chen under a directors’ and officers’ insurance policy, and will reimburse him for reasonable expenses incurred in connection with the performance of duties as a director of the Company, including travel expenses.

Under our agreement with Weirong Shen, Mr. Shen receives annual compensation of RMB 20,000 or about $3,200 for his services as a member of the Board. In addition, we agreed to reimburse Mr. Shen for reasonable expenses incurred in connection with the performance of duties as a director of the Company, including travel expenses. We have also included Mr. Shen under a directors’ and officers’ insurance policy.

Approximately $395,000 of director cash compensation has been accrued by the Company, but not paid in full as of December 31, 2012. The Company is working on arranging such payments as promptly as practicable.

Securities Authorized for Issuance under Equity Compensation Plans

As discussed above, our 2010 Stock Incentive Plan authorizes awards representing up to 700,000 shares of common stock. As of the date hereof, we have issued 10,000 options pursuant to the Plan. No shares were issued under the Plan in 2012.

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Equity Compensation Plan Information as of December 31, 2012

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders (1)	0	0	247,119
Equity compensation plans not approved by security holders (2) (3)	0	0	538,620
TOTAL	0	0	785,739

(1)	On December 8, 2009, our Board approved a stock incentive plan for officers, directors, employees, and consultants entitled the “Skystar Bio-Pharmaceutical Company 2010 Stock Incentive Plan” (the “2010 Plan”). The maximum number of shares that may be issued under the 2010 Plan is 700,000 shares of our common stock. The 2010 Plan was approved by our stockholders on December 31, 2009, and awards may be granted under the 2010 Plan until December 7, 2019. Under the 2010 Plan, we may issue common stock and/or options to purchase common stock to certain officers, directors, and employees and consultants of the Company and our subsidiaries. The 2010 Plan is administered either by the Board or a committee appointed by the Board, which is comprised of two or more independent directors. The Board has full and complete authority, in its discretion, but subject to the express provisions of the 2010 Plan, to approve the eligible persons nominated by the management of the Company to be granted awards of common stock or stock options and to determine specific terms of awards or option grants. On May 4, 2012, the Board approved common stock grants in the total amount of 442,881 shares to the Company’s employees and Board members, all of which grants were made pursuant to the terms and provisions of the Plan.

(2)	On February 22, 2006, we adopted a stock incentive plan for consultants entitled the “2006 Consultant Stock Plan” (the “2006 Plan”). The maximum number of shares that may be issued under the 2006 Plan is 1,199,648 shares of our common stock. The 2006 Plan has not previously been approved by security holders and awards may be granted under this Plan until February 21, 2016. Under the 2006 Plan, we may issue common stock to certain consultants of the Company who are crucial to the future growth and success of the Company and our subsidiaries and affiliates. The 2006 Plan is administered by either a committee appointed by the Board, which is comprised of one or more members of the Board who is not serving on another plan committee, or the Board. The Board has full and complete authority, in its discretion, but subject to the express provisions of the Plan, to designate the persons or classes of persons eligible to receive awards of common stock awards and to determine specific terms of awards or option grants. As of December 31, 2012, there are 119,930 shares of our common stock remaining available for future issuance under the 2006 Plan.

(3)	On October 16, 2002, we adopted a stock incentive plan for officers, directors, employees, and consultants entitled the “Cyber Group Network Corporation Stock Incentive Plan # 2” (hereinafter the “2002 Plan”). The maximum number of shares that may be issued under the 2002 Plan is 40,000,000 shares of our common stock. The 2002 Plan has not previously been approved by security holders and awards may be granted under this Plan until October 15, 2012. Under the 2002 Plan, we may issue common stock and/or options to purchase common stock to certain officers, directors, and employees and consultants of the Company and our subsidiaries. The 2002 Plan is administered either by the compensation committee or a committee appointed by the Board, which is comprised of a combination of two or more officers and/or members of the Board. The board has full and complete authority, in its discretion, but subject to the express provisions of the Plan to approve the eligible persons nominated by the management of the Company to be granted awards of common stock awards or stock options and to determine specific terms of awards or option grants. As of December 31, 2012, there are 418,690 shares of our common stock remaining available for future issuance under the 2002 Plan.

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Report of the Audit Committee

The Company’s management is responsible for preparing the Company’s financial statements, implementing and maintaining systems of internal control, and the independent auditors are responsible for auditing those financial statements and expressing its opinion as to whether the financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles in the United States of America. The Audit Committee is responsible for overseeing the conduct of these activities by the Company’s management and the independent auditors. In fulfilling its responsibilities, the Board appointed Crowe Horwath (HK) CPA Limited, an independent registered public accounting firm, as the Company’s independent auditors for the 2012 fiscal year. During 2012, the Audit Committee reviewed and discussed with the independent auditors the overall scope and specific plans for their audit.

In connection with the Company’s Annual Report on Form 10-K, the Audit Committee reviewed and discussed with the independent auditors and with management the Company’s audited consolidated financial statements and the adequacy of its internal control over financial reporting. The Audit Committee met with the independent auditors, without management present, to discuss the results of the independent auditors’ audit and the overall quality of the Company’s financial reporting. The meeting was also designed to facilitate any desired private communication between the Audit Committee and the independent auditors.

The Audit Committee discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Committee received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission.

Submitted by the Audit Committee.

/s/ Mark D. Chen (Chairman), Qiang Fan, Weirong Shen

Transactions with Related Persons

Except as disclosed below, during the 2012 fiscal year, we have not been a participant in any transaction that is reportable under Item 404(a) of Regulation S-K. We know of no proposed transaction in which it will be a participant that would be reportable under Item 404(a) of Regulation S-K. If and to the extent there are such transactions, all material related party transactions will be made or entered into on terms that are no less favorable to use than can be obtained from unaffiliated third parties. Related party transactions that we have previously entered into were not approved by independent directors, as we had no independent directors at that time. The Audit Committee consisting solely of independent and disinterested directors of the Board has reviewed, approved and ratified the terms of such transactions.

	December 31, 2012	December 31, 2011

Shares to be issued to related parties
Scott Cramer – non-executive director	$-	$149,235
Mark D. Chen – non-executive director	25,002	50,004
Bing Mei – CFO	4,340	-
Total	$29,342	$199,239

Amounts due to (from) related parties
Weibing Lu – CEO (1)	$608,282	$(64,333)
Scott Cramer – non-executive director and shareholder (1)	138,169	147,877
Officers, shareholders and other related parties (2)	52,474	(27,271)
Total	$798,925	$56,273

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(1)	As of December 31, 2012 and 2011, the Company had unpaid reimbursement, compensation, and advances for business expenses due to Weibing Lu valued at $608,282 and due from Weibing Lu valued at $64,333, respectively. As of December 31, 2012 and 2011, the Company had unpaid reimbursement and compensation due to Scott Cramer valued at $138,169 and $147,877, respectively.

(2)	The amounts due to (from) officers, shareholders and other related parties at December 31, 2012 and 2011 include unpaid reimbursement and compensation and, advances to other related parties for business expenses.

For a description of our leased office spaces in Xi’an and Shanghai from Mr. Weibing Lu, the Company’s Chairman and CEO in 2011 and 2012 please refer to Note 20 to the financial statements included in our 10-K Annual Report filed with the SEC on April 1, 2013. For a description of short-term loans from financial institutions in 2011 and 2012 which loans were personally guaranteed by the Company’s Chairman and his wife please refer to Note 13 to the financial statements included in our 2012 10-K Annual Report filed with the SEC on April 1, 2013.

PROPOSAL 2

To ratify the appointment of Crowe Horwath (HK) CPA Limited as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2012

In April 2011, upon the Audit Committee’s review and approval we engaged Crowe Horwath LLP as our independent registered public accounting firm (“Crowe Horwath”) to audit our financial statements and to perform reviews of interim financial statements. Prior to engaging Crowe Horwath, there had been no consultation with Crowe Horwath regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on our financial statements. Prior to engaging Crowe Horwath, there had been no written report or oral advice provided by Crowe Horwath that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue. Prior to such engagement, we engaged Frazer Frost, LLP (“Frazer Frost”) to provide independent registered public accounting services. Frazer Frost is the successor entity of Moore Stephens Wurth Frazer and Torbet, LLP. Our Audit Committee is tasked with overseeing Crowe Horwath’s qualifications, performance, and independence. Specifically, our Audit Committee, among other things, retains and terminates our independent public accountants and at least annually evaluates the accountants’ qualifications, performance, and independence. Representatives of Crowe Horwath are not expected to be present at the meeting, will not have the opportunity to make a statement at the meeting, and are not expected to be available to respond to questions during the meeting.

Effective as of June 29, 2012, Crowe Horwath LLP resigned as independent auditors of the “Company. The reports of Crowe Horwath LLP on the registrant’s financial statements as of December 31, 2011 and 2010 and for the years ended December 31, 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the registrant’s financial statements for the fiscal periods ended December 31, 2011 and 2010, and through June 29, 2012, there were: (i) no disagreements between the registrant and Crowe Horwath LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe Horwath LLP, would have caused Crowe Horwath LLP to make reference to the subject matter of the disagreement in its reports on the registrant’s financial statements for such periods, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

On June 29, 2012, our Audit Committee engaged Crowe Horwath (HK) CPA Limited (“Crowe HK”) as the Company’s independent registered accounting firm. During its two most recent fiscal years ended December 31, 2011 and 2010, and the subsequent interim period through the engagement of Crowe HK on June 29, 2012, the registrant did not consult with Crowe HK on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant’s financial statements, and Crowe HK did not provide either a written report or oral advice to the registrant that was an important factor considered by the registrant in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

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Principal Accountant Fees and Services

Crowe Horwath served as our independent registered public accounting firm for our fiscal year ended December 31, 2012. The following table shows the fees that were billed for audit and other services provided by Moore Stephens during the fiscal years indicated:

	Fiscal Year ended December 31
	2012	2011

Audit Fees (1)	$210,000	$308,000
Audit-Related Fees (2)	$0	$0
Tax Fees (3)	$0	$0
All Other Fees (4)	$0	$0
Total	$210,000	$308,000

(1)           Audit Fees. The aggregate fees billed for the audit of our annual financial statements, review of our interim financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)           Audited-Related Fees. For the years ended December 31, 2012, and 2011, there were no fees billed by our independent auditors for services reasonably related to the performance of the audit or review of the financial statements outside of those fees disclosed above under “Audit Fees.”

(3)           Tax Fees. For the years ended December 31, 2012, and 2011, there were no fees billed by our independent auditors for services rendered for tax compliance, tax advice, and tax planning work to the Company.

(4)           All Other Fees. For the years ended December 31, 2012 and 2011, there were no fees billed by our independent auditors for products and services outside of those fees disclosed above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees.”

Pre-Approval Policies and Procedures of the Audit Committee

Our Audit Committee approves the engagement of our independent auditors and is also required to pre-approve all audit and non-audit expenses. During the fiscal years ended December 31, 2012 and 2011, all of our Audit-Related Fees, Tax Fees, and All Other Fees, respectively, were pre-approved by the Audit Committee. Prior to engaging its accountants to perform particular services, our Board obtains an estimate for the service to be performed. All of the services described above were approved by the Board in accordance with its procedure.

Vote Required and Board recommendation

This Proposal 2 will require the affirmative vote of a majority of the votes cast, excluding abstentions for approval. The Board recommends a vote FOR the auditor ratification.

PROPOSAL 3

To approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in this proxy statement.

We are providing our stockholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal, which is often referred to as a “say-on-pay” proposal, is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Under a transition period provided by the SEC’s rules implementing the Dodd-Frank Act, smaller reporting companies were not required to include a “say-on-pay” proposal in their proxy statements until their first stockholders meeting occurring on or after January 21, 2013. As we meet the definition of a smaller reporting company under the SEC’s rules, this annual meeting will be the first time we present our stockholders with a “say-on-pay” proposal.

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Our executive compensation program is designed to attract, motivate, and retain our executive officers, who are critical to our success. As described in the tables included in the sections above, our executive compensation program contains elements of cash and equity-based compensation, although for 2012, our compensation consisted solely of base salary as we did not pay any bonuses or award any equity-based compensation. The base salaries paid to Weibing Lu and Bing Mei are based on the employment agreements we entered into with each of them, the terms of which are discussed in detail in the Compensation of Directors and Executive Officers section of this proxy statement. We believe our program is designed to align the interests of our named executive officers with those of our stockholders and to reward our named executive officers for the achievement of our near-term and longer-term financial and strategic goals.

The Board of Directors is asking our stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to our named executive officers, as disclosed in our proxy statement for the 2013 Annual Meeting pursuant to the rules of the Securities and Exchange Commission, including the compensation tables and any other related disclosure, is hereby APPROVED.

Though this proposal calls for a non-binding advisory vote, our Board of Directors and Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Vote Required and Board Recommendation

The approval this Proposal requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. The Board recommends vote FOR this resolution.

PROPOSAL 4

To recommend by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of the Company's named executive officers.

In Proposal 3 above, we are providing our stockholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers. In this proposal, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future “say-on-pay” votes. Stockholders may vote for a frequency of every one, two, or three years, or may abstain from voting. This proposal, which is often referred to as a “say-on-frequency” proposal, also is required by the Dodd-Frank Act. Under a transition period provided by the SEC’s rules implementing the Dodd-Frank Act, smaller reporting companies were not required to include a “say-on-frequency” proposal in their proxy statements until their first stockholders meeting occurring on or after January 21, 2013. Accordingly, this Annual Meeting will be the first time we present our stockholders with a “say-on-frequency” proposal.

Because this proposal calls for a non-binding advisory vote, our Board and the Compensation Committee may determine to hold “say-on-pay” votes more or less frequently than the option selected by our stockholders (though no less frequently than once every three years). However, our Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when determining the frequency of future “say-on-pay” votes. In the future, we will provide a “say-on-frequency” vote at least once every six years as required by the Dodd-Frank Act.

The Board believes that a say-on-pay vote every three years is most appropriate for a company such as Skystar, as this will provide an effective way for the Company to periodically obtain stockholders’ opinions regarding executive compensation and allow adequate time for the Company to respond to stockholder feedback. We believe a three-year cycle will provide stockholders with time to evaluate the effects of our executive compensation strategies and their impact on our performance, financial, and business goals. By contrast, a more frequent vote might lead to a short-term perspective on executive compensation that is inconsistent with the longer-term approach taken by our Compensation Committee and with which we currently view our business.

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Before making its recommendation, the Board considered the arguments in favor of more frequent votes, including increased opportunities for stockholder input and the belief that annual votes might promote greater accountability on executive compensation. After considering the alternatives, the Board believes that, on balance, a three-year cycle is most appropriate for the Company. The Compensation Committee intends to periodically reassess this triennial approach and, if appropriate, may provide for a more frequent say-on-pay vote.

Vote Required and Board Recommendation

The approval of this Proposal requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. The Board recommends that stockholders select “EVERY 3 YEARS” on this proposal.

**************

Interest of Certain Persons in Matters to be Acted Upon

Except as may be discussed above, management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, nominee for director, or associate of the foregoing persons in any matter to be acted on, as described herein.

Shareholder Proposals and Submissions for Inclusion in the Proxy Statement for the 2014 Annual Meeting of Shareholders

We presently intend to hold our next annual meeting of shareholders in October 2014. A proxy statement and notice of the 2014 Annual Meeting will be mailed to all shareholders approximately one month prior to that date. Shareholder proposals must be received at our principal executive offices located in Xi’an, PRC, no later than 120 days prior to the first anniversary of the date of this Proxy Statement (“Deadline”); provided, however, that in the event that the date of the meeting is changed by more than 30 days from the date of the 2013 Annual Meeting, notice by the stockholder must be received no later than the close of business on the 10th day following the earlier of the date on which notice of the date of the meeting was mailed or public disclosure was made. All stockholder proposals received after the Deadline will be considered untimely and will not be included in the proxy statement for the 2014 Annual Meeting. The SEC rules establish a different deadline for submission of stockholder proposals that are not intended to be included in our proxy statement with respect to regularly scheduled annual meetings. The rules set forth standards as to what stockholder proposals are required to be included in a proxy statement. Also, the notice must meet the other requirements contained in our Bylaws. A copy of the relevant Bylaw provisions containing the requirements for making stockholder proposals may be obtained by contacting our Corporate Secretary at our executive offices.

Other Matters

The Board knows of no other matters which will come before the meeting. However, if any matters other than those set forth in the notice should be properly presented for action, the persons named in the proxy intend to take such action as will be in harmony with the policies of the Company and will use their discretion.

House holding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for us. If you are now receiving multiple copies of our proxy materials and would like to have only one copy of these documents delivered to your household in the future, please call or write to us at 4/F Building B, Chuangye Square, No. 48 Keji Road, Gaoxin District, Xi’an, Shaanxi Province, P.R. of China, (8629) 8819-3188, Attention: Secretary.

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SKYSTAR BIO-PHARMACEUTICAL COMPANY

ANNUAL MEETING OF SHAREHOLDERS

October 25, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SKYSTAR BIO-PHARMACEUTICAL COMPANY

The undersigned shareholder acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement and hereby appoints Weibung Lu and Bing Mei, or either of them, or either of them, each with full power of substitution and hereby authorizes them to represent and to vote, as designated, all of the shares of common stock of the Company held of record by the undersigned on September 6, 2013 at the Annual Meeting of Shareholders to be held on October 25, 2013, at 4/F Building B, Chuangye Square, No. 48 Keji Road, Gaoxin District, Xi’an, Shaanxi Province, P.R. of China, at 7:45 pm, local time, and at all postponements or adjournments thereof, with all powers the undersigned would possess if personally present. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

1.	To elect directors, each to serve until the next annual meeting of shareholders or until each successor is duly elected and qualified:

☐	FOR all nominees

☐	WITHHOLD AUTHORITY for all nominees

☐	FOR all nominees except as noted below: Nominee exception(s)

○ Weibing Lu	○ Wei Wen	○ Mark D. Chen	○ Scott Cramer

○ Chengtun Qu	○ Weirong Shen	○ Fan Qiang

2.	To ratify the appointment of Crowe Horwath (HK) CPA Limited as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in this proxy statement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	To recommend by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of the Company's named executive officers.

☐ 1 YEAR	☐ 2 YEARS	☐ 3 YEARS	☐ ABSTAIN

5.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

☐ FOR	☐ AGAINST	☐ ABSTAIN

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” Proposals 1-5. The undersigned hereby acknowledges receipt of the notice of Annual Meeting and proxy statement furnished in connection therewith.

DATED:

(Signature)

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(Signature if jointly held)

(Printed name(s))

Please sign exactly as name appears herein. When shares are held by Joint Tenants, both should sign, and for signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If held by a corporation, please sign in the full corporate name by the president or other authorized officer. If held by a partnership, please sign in the partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE. THANK YOU.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS

Electronic copies of this proxy statement, our Annual Report and proxy card for the 2013 Annual Meeting of Shareholders and are available to you at www.proxyvote.com. Requests for additional copies of the proxy materials should be addressed to c/o Shareholder Relations, /F Building B, Chuangye Square, No. 48 Keji Road, Gaoxin District, Xi’an, Shaanxi Province, P.R. of China. This material will be furnished without charge to any shareholder requesting it.

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